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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 1999, relating to the financial statements of CR Technology, Inc. and Subsidiary, incorporated by reference in the Amendment No. 1 to the Registration Statement (Form S-3) and Prospectus of Photon Dynamics, Inc. for the registration of 2,300,000 shares of its common stock.

                                  /s/ Cacciamatta Accountancy Corporation

Irvine, CA
January 27, 2000